                                                                   EXHIBIT 10.40

                                     MASTER
                                   CONVEYANCE




         SHANA PETROLEUM COMPANY, a Mississippi corporation (herein called "Grantor"), whose address is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153, for Ten Dollars and other good and valuable considerations (the receipt and sufficiency of which is hereby acknowledged), does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, and DELIVER unto SHANA NATIONAL LLC, a Delaware limited liability company whose address is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153 (herein called "Grantee") the following described properties, rights and interests (the "Assets"):

(a) All of Grantor's undivided right, title and interest in and to each of the properties described in Exhibit A hereto and all associated oil, gas and/or mineral leases and any ratification's and/or amendments to such leases; and

(b) Without limitation of the foregoing, all of Grantor's right, title and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) in and to the oil, gas and other minerals in and under or that may be produced from the properties described in Exhibit A hereto, including, without limitation, interests in all oil, gas and/or mineral leases covering such properties, overriding royalties, production payments and net profits interests, fee mineral interests, fee royalty interests and all other interests in such oil, gas and other minerals, even though Grantor's interest in such oil, gas and other minerals may be incorrectly described in, or omitted from, such Exhibit A; and

(c) All of Grantor's right, title and interest in and to, or otherwise derived from, all presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communitization agreements, declarations and/or orders and in and to the oil and gas properties covered and the units created thereby (including, without limitation, all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, and voluntary unitization agreements, designations and/or declarations) relating to the properties described in subsections (a) and (b) above; and

(d) All of Grantor's right, title and interest in and to all presently existing and valid rights-of-way and easements, production sales contracts, operating agreements, unit agreements and other agreements and contracts which relate to any of the oil and gas properties described herein; and

(e) All of Grantor's right, title and interest in and to all materials, supplies, machinery, equipment, improvements and other personal property and fixtures (including, but not by way of limitation, all wells, wellhead equipment, pumping units, flowlines, tanks, buildings, injection facilities, saltwater disposal facilities, compression facilities, gathering systems, and other equipment) located on the properties described in subsections (a), (b) and (c) above and/or used in connection with the exploration, development, operation or maintenance thereof and

(f) All of Grantor's interest in the operating agreements and certain oil and gas production, gas gathering, transportation, treating, processing and similar such contracts pertaining to the oil and gas properties described herein, which contracts are separately identified and assigned by Grantor to Grantee by a separate instrument between the parties; and

(g) All proceeds, benefits, income or revenue attributable to the properties described herein from and after May 1, 2001 at 7:00 a.m. local time at the location of the Assets, and received in connection with accounts relating to the properties (including joint interest billings under applicable operating agreements and proceeds from the sale of oil and gas attributable to the properties from and after May 1, 2001 at 7:00 a.m. local time at the location of the Assets); and

(h) All of Grantor's lease files, abstracts and title opinions, production records, well files, accounting records (but not including general financial accounting or tax accounting records), electric logs and all other logs, engineering files, geological and geophysical data, maps, interpretations and records (subject to any contractual or other restrictions relating to the transfer of such data, maps, interpretations and records), and other files, documents and records which directly relate to the oil and gas properties described herein, subject to Grantor's right to retain copies of the same; and

(i)      All of Grantor's interest in the securities of Navidad Production
         Company.

         TO HAVE AND TO HOLD the Assets unto Grantee, its successors and assigns, forever.

         THIS CONVEYANCE IS MADE WITHOUT WARRANTIES OR REPRESENTATIONS OF ANY KIND, ALL REPRESENTATIONS AND WARRANTIES BEING EXPRESSLY DISCLAIMED, EXCEPT THAT GRANTOR WARRANTS AND AGREES TO DEFEND TITLE TO THE ASSETS AGAINST THE LAWFUL CLAIMS AND DEMANDS OF ALL PERSONS CLAIMING THE SAME OR ANY PART THEREOF BY, THROUGH, OR UNDER GRANTOR, BUT NOT OTHERWISE, AND SPECIFICALLY IN THIS CONNECTION, BUT WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ALL EQUIPMENT, OTHER PERSONAL PROPERTY, AND FIXTURES SOLD AND CONVEYED TO GRANTEE ARE SOLD AND CONVEYED ON AN "AS IS" AND "WHERE IS" BASIS, AND GRANTOR EXPRESSLY DISCLAIMS ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES. WITHOUT LIMITATION OF THE FOREGOING, THE ASSETS SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, RELATING TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. GRANTEE SHALL HAVE INSPECTED, OR WANED (AND UPON CLOSING SHALL BE DEEMED TO HAVE WANED) ITS RIGHT TO INSPECT, THE ASSETS FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS OR OTHER MANMADE FIBERS OR NATURALLY OCCURRING RADIOACTIVE MATERIALS ("NORM") IN, ON OR UNDER THE ASSETS. GRANTEE IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE ASSETS, AND GRANTEE SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. ALSO WITHOUT LIMITATION OF THE FOREGOING, GRANTOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO GRANTEE IN CONNECTION WITH THIS CONVEYANCE INCLUDING, WITHOUT LIMITATION, RELATIVE TO PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE ASSETS OR THE ABILITY OR POTENTIAL OF THE ASSETS TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE ASSETS OR ANY OTHER MATTERS CONTAINED IN THE PROPRIETARY DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO GRANTEE BY GRANTOR OR BY

GRANTOR'S AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED BY GRANTOR OR OTHER WISE MADE AVAILABLE OR DISCLOSED TO GRANTEE SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST GRANTOR AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT GRANTEE'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY
LAW.

         This conveyance us made with subrogation of Grantee as to any representations and warranties heretofore made by others relative to the Assets.

         IN WITNESS WHEREOF this Conveyance has been executed and delivered on September 12, 2001, effective as to runs of oil and deliveries of gas, and for all other purposes, as of 7:00 a.m. local time at the locations of the Assets, respectively on May 1, 2001.

                                            GRANTOR:
                                            SHANA PETROLEUM COMPANY


                                            By: /s/ EDWARD E. MATTNER
                                               --------------------------------
                                            Name:  Edward E. Mattner
                                            Title: President





                                            GRANTEE:
                                            SHANA NATIONAL LLC
                                            By: Shana Petroleum Company, Member


                                            By: /s/ EDWARD E. MATTNER
                                               --------------------------------
                                            Name:  Edward E. Mattner
                                            Title: President



               [MASTER CONVEYANCE SHANA PETROLEUM - SHANA NAT'L]

                                 ACKNOWLEDGMENT




STATE OF NEW YORK             )
                              )
COUNTY OF NEW YORK            )

         Before me, the undersigned Notary Public in and for said County and State on this day personally appeared Edward E. Mattner, to me personally known, who, being by me fully sworn, did say that he is the President of Shana Petroleum Company, a Mississippi corporation, and that the foregoing instrument was signed on behalf of the corporation as the free act and deed of the corporation.

         Given under my hand and official seal this 12th day of September, 2001.


                               /s/ DOLORES TOOMEY
                              ----------------------------------------------
                              Notary Public in and for the State of New York

                                        DOLORES TOOMEY
                               NOTARY PUBLIC, STATE OF NEW YORK
                                        NO. 41-4771811
                                  QUALIFIED IN QUEENS County
                               COMMISSION EXPIRES MAY 31, 2002

                                   EXHIBIT A

                            SHANA PETROLEUM COMPANY,
                           PROPERTIES CONTRIBUTED TO
                                NEG HOLDING LLC
                                   MAY 1,2001

                                   EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between SHANA PETROLEUM COMPANY, Grantor and SHANA NATIONAL LLC, Grantee


STATE              COUNTY                  PROSPECT                           PROPERTY                PROPERTY ID
-----          --------------      ------------------------           ------------------------        -----------
 AR            COLUMBIA             DORCHEAT MACEDON                  KEITH D-1                          30375
 AR            COLUMBIA             MT VERNON - COLUMBIA/AR           LONGINO - LEWIS 3                  30361
 AR            COLUMBIA             MT VERNON - COLUMBIA/AR           ALDRIDGE 1                         30371
 AR            COLUMBIA             MT VERNON - COLUMBIA/AR           DICKSON W E ESTATE 1               30372
 AR            COLUMBIA             MT VERNON - COLUMBIA/AR           EDDY - HORTON 1                    30373
 AR            COLUMBIA             MT VERNON - COLUMBIA/AR           LONGINO - LEWIS 2 SWD              30376
 AR            COLUMBIA             MT VERNON - COLUMBIA/AR           NIX ESTATE - CHARLES 1             30377
 AR            COLUMBIA             MT VERNON - COLUMBIA/AR           SHAW - HANSON 1                    30378
 AR            COLUMBIA             HENDERSON CREEK                   MCCLURKIN-BAILY 3                  30027
 AR            COLUMBIA/UNION       MCLENDON BRANCH                   AUBREY 3                           30065
 AR            COLUMBIA/UNION       MCLENDON BRANCH                   AUBREY 4                           30066
 AR            COLUMBIA/UNION       MCLENDON BRANCH                   GRAYSON 1                          30067
 AR            COLUMBIA/UNION       MCLENDON BRANCH                   KENDRICK ESTATE 1                  30068
 AR            COLUMBIA/UNION       MCLENDON BRANCH                   WB-NATURAL RESOURCES 1             30069
 AR            CRAWFORD             CECIL                             HUGGINS 1-23                       30011
 AR            CRAWFORD             DYER                              ALEXANDER 5-34                     30013
 AR            CRAWFORD             DYER                              ALEXANDER 8-34                     30014
 AR            CRAWFORD             DYER                              L & W CATTLE CO 1-34               30015
 AR            CRAWFORD             DYER                              MARLAR 1-34                        30016
 AR            FRANKLIN             PETER PENDER                      PRICE UNIT 1-35                    30374
 AR            JOHNSON              KNOXVILLE                         TILLMAN 1-14                       30028
 AR            LAFAYETTE            LEWISVILLE                        LEWISVILLE GAS PLANT 25%           30029
 AR            LAFAYETTE            LEWISVILLE                        LEWISVILLE GAS PLANT 75%           30030
 AR            LAFAYETTE            LEWISVILLE                        LSLU                               30031
 AR            LAFAYETTE            LEWISVILLE                        LEWISVILLE LIME UNIT               30360
 AR            LAFAYETTE            LEWISVILLE W                      BUTLER 1                           30032
 AR            LAFAYETTE            LEWISVILLE W                      WLSLU                              30033
 AR            LAFAYETTE            LEWISVILLE W                      BUTLER 2                           30344
 AR            LAFAYETTE            MCKAMIE-PATTON                    JAMES LIME UNIT & TRACTS           30341
 AR            LAFAYETTE            MCKAMIE-PATTON                    BODCAW A-1 SWD                     30034
 AR            LAFAYETTE            MCKAMIE-PATTON                    BODCAW A-2                         30035
 AR            LAFAYETTE            MCKAMIE-PATTON                    BODCAW A-4                         30036
 AR            LAFAYETTE            MCKAMIE-PATTON                    BODCAW B-1                         30037
 AR            LAFAYETTE            MCKAMIE-PATTON                    BODCAW C-1                         30038
 AR            LAFAYETTE            MCKAMIE-PATTON                    BODCAW C-2                         30039
 AR            LAFAYETTE            MCKAMIE-PATTON                    BODCAW D-1                         30040


                                  EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between SHANA PETROLEUM COMPANY, Grantor and SHANA NATIONAL LLC, Grantee

STATE           COUNTY           PROSPECT          PROPERTY                 PROPERTY ID
-----           ------           --------          --------                 -----------
AR             LAFAYETTE      McKAMIE-PATTON      BODCAW E-1                    30041
AR             LAFAYETTE      McKAMIE-PATTON      BODCAW F-1                    30042
AR             LAFAYETTE      McKAMIE-PATTON      BODCAW G-1                    30043
AR             LAFAYETTE      McKAMIE-PATTON      BODCAW GL-2                   30044
AR             LAFAYETTE      McKAMIE-PATTON      BODCAW H-1                    30045
AR             LAFAYETTE      McKAMIE-PATTON      BODCAW I-1                    30046
AR             LAFAYETTE      McKAMIE-PATTON      BODCAW L-1                    30047
AR             LAFAYETTE      McKAMIE-PATTON      BODCAW M-1                    30048
AR             LAFAYETTE      McKAMIE-PATTON      BODCAW N-1                    30049
AR             LAFAYETTE      McKAMIE-PATTON      BODCAW Q-1                    30050
AR             LAFAYETTE      McKAMIE-PATTON      BODCAW S-1                    30051
AR             LAFAYETTE      McKAMIE-PATTON      BODCAW U-1                    30052
AR             LAFAYETTE      McKAMIE-PATTON      BODCAW V-1                    30053
AR             LAFAYETTE      McKAMIE-PATTON      BODCAW Y-1                    30054
AR             LAFAYETTE      McKAMIE-PATTON      CORNELIUS D-1                 30055
AR             LAFAYETTE      McKAMIE-PATTON      CORNELIUS G-1                 30056
AR             LAFAYETTE      McKAMIE-PATTON      HAMES A                       30057
AR             LAFAYETTE      McKAMIE-PATTON      JAMES LIME UNIT TRACT 17      30058
AR             LAFAYETTE      McKAMIE-PATTON      JAMES LIME UNIT TRACT 22      30059
AR             LAFAYETTE      McKAMIE-PATTON      JAMES LIME UNIT TRACT 27      30060
AR             LAFAYETTE      McKAMIE-PATTON      JAMES LIME UNIT TRACT 35      30061
AR             LAFAYETTE      McKAMIE-PATTON      JAMES LIME UNIT TRACT 36      30062
AR             LAFAYETTE      McKAMIE-PATTON      JAMES LIME UNIT TRACT 50      30063
AR             LAFAYETTE      McKAMIE-PATTON      JAMES LIME UNIT TRACT 51      30064
AR             LAFAYETTE      MT VERNON           BODCAW BANK 1                 30343
AR             LAFAYETTE      MT VERNON           FISHER - HANSON 2             30368
AR             LAFAYETTE      MT VERNON           BROWNING - DANIEL 1           30370
AR             LAFAYETTE      McKAMIE PATTON      BODCAW UNIT                   30395
AR             MILLER         FOUKE W             FOUKE A 1                     30348
AR             MILLER         FOUKE W             FOUKE M TRUST 1               30349
AR             MILLER         FOUKE W             HAYDEN HEIRS 1                30350
AR             MILLER         FOUKE W             HAYDEN HEIRS 2                30351
AR             MILLER         FOUKE W             INT PAPER CO 1                30357
AR             MILLER         FOUKE W             INT PAPER CO 3                30374
AR             MILLER         HARMONY GROVE       MUDFORD 1                     30364
AR             MILLER         PAUP SPUR           GIBSON 1                      30073

                                   EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between SHANA PETROLEUM COMPANY, Grantor and SHANA NATIONAL LLC, Grantee


STATE           COUNTY                   PROSPECT                  PROPERTY                 PROPERTY ID
-----   -----------------------   -----------------------   -----------------------        ------------
AR      OUACHITA                  GUM CREEK                 CROWLEY A-1                        30017
AR      OUACHITA                  GUM CREEK                 CROWLEY A-2                        30018
AR      OUACHITA                  GUM CREEK                 ROSEN B-1                          30019
AR      OUACHITA                  GUM CREEK                 RUSSELL B-3                        30020
AR      OUACHITA                  GUM CREEK                 RUSSELL-SMITH 1,2,3                30021
AR      OUACHITA                  GUM CREEK                 RUSSELL-SMITH 4                    30022
AR      OUACHITA                  GUM CREEK                 SOUTHERN 5                         30023
AR      OUACHITA                  GUM CREEK                 SOUTHERN SWD                       30024
AR      OUACHITA                  GUM CREEK                 THOMPSON A-3                       30025
AR      OUACHITA                  GUM CREEK                 THOMPSON SWD                       30026
AR      OUACHITA                  GUM CREEK                 BEARDEN A-3                        30342
AR      OUACHITA                  GUM CREEK                 ROSEN 1                            30366
AR      OUACHITA                  GUM CREEK                 CROWLEY 1                          30367
AR      OUACHITA                  PACE CITY                 PACE 1                             30070
AR      OUACHITA                  PACE CITY                 WILSON 1                           30071
AR      OUACHITA                  PACE CITY                 WILSON 3                           30072
AR      OUACHITA                  PACE CITY                 PACE 3                             30365
AR      OUACHITA                  WESGUM                    WESGUM SMACK LIME UN               30075
AR      POPE                      DOVER (MORELAND)          MYERS UNIT 1-5                     30012
AR      UNION                     BEECH CREEK WEST          CALDWELL 1                         30329
AR      UNION                     BEECH CREEK WEST          CALDWELL 2                         30330
AR      UNION                     BEECH CREEK WEST          CALDWELL 3                         30331
AR      UNION                     BEECH CREEK WEST          GRIFFIN 1                          30333
AR      UNION                     BEECH CREEK WEST          HINES 2                            30334
AR      UNION                     BEECH CREEK WEST          HINES 4 - SWD                      30335
AR      UNION                     BEECH CREEK WEST          PICKERING 1                        30338
AR      UNION                     BERT CREEK                MAHONY 1                           30339
AR      UNION                     BERT CREEK                FITE 1                             30369
LA      BEAUREGARD                SKINNER LAKE              COLUMBIA LAND & TIMBER             30379
LA      DE SOTO                   LOGANSPORT                MCCOY 1                            30363
LA      LIVINGSTON                LOCKHART CROSSING         GAUGIN 1 (2ND WX SU?)              30400
LA      LIVINGSTON                LOCKHART CROSSING         LINDER ROAD FACILITY               30401
LA      LIVINGSTON                LOCKHART CROSSING         LKTX 1ST WX UNIT                   30402
LA      LIVINGSTON                LOCKHART CROSSING         SULLIVAN 1 (3RD WX SUA)            30403
LA      REDRIVER                  GAHAGAN                   HUCKABAY 1-HOSS RA SUL             30077
LA      REDRIVER                  GAHAGAN                   HUCKABAY 1-D                       30078

                                   EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between SHANA PETROLEUM COMPANY, Grantor and SHANA NATIONAL LLC, Grantee


STATE              COUNTY                  PROSPECT                           PROPERTY                PROPERTY ID
-----          --------------      ------------------------           ------------------------        -----------
 LA            STHELENA             GREENSBURG                        HANKS 1 PA ET AL                   30079
 LA            TERREBONNE           BAYOU PENCHANCT                   LA TERRE INC 36                    30358
 MS            ADAMS                COURTLAND NE                      USA CF 1                           30084
 MS            ADAMS                COURTLAND NE                      USA CF 2                           30085
 MS            ADAMS                COURTLAND NE                      USA CF 3 SWD                       30086
 MS            ADAMS                QUITMAN BAYOU W                   JUNKIN FRANK 3                     30090
 MS            ADAMS                WOODLANDS E                       COLEMAN UNIT 2                     30091
 MS            ADAMS                WOODLANDS E                       TECTON-COLEMAN-BROWN 1             30092
 MS            ADAMS                WOODLANDS EAST                    HODGES 1 SWDW                      30353
 MS            CLARKE               MISCELLANEOUS-MS                  ENTERPRISE                         30381
 MS            FRANKLIN             GARDEN CITY                       BRUMFIELD 1,2                      30087
 MS            FRANKLIN             GARDEN CITY                       BRUMFIELD 3-SWD                    30088
 MS            JASPER               MCNEAL                            GRIFFIN 1                          30089
 OK            GARFIELD             KREMLIN                           BAKER-2                            30094
 OK            GARFIELD             KREMLIN                           BAKER B A-1                        30095
 OK            GARFIELD             KREMLIN                           BITTLE 2                           30096
 OK            GARFIELD             KREMLIN                           EBY K LSE 94-1,2,3,4               30097
 OK            GARFIELD             KREMLIN                           KREMLIN N MISENER UN               30098
 OK            GRADY                GOLDEN TREND                      STERR 1-25                         30093
 OK            GRADY                MINCO W                           WEHLING 1-21                       30100
 OK            GRADY                WATONGA-CHICKASHA                 CARLIN FARMS 1-30                  30382
 OK            GRADY                WATONGA-CHICKASHA                 GREGORY 1-27                       30101
 OK            GRADY                WATONGA-CHICKASHA                 LYONS 1                            30102
 OK            GRADY                WATONGA-CHICKASHA                 MEDLIN 1                           30103
 OK            GRADY                WATONGA-CHICKASHA                 RAYE 1-27                          30104
 OK            GRADY                WATONGA-CHICKASHA                 VERDEN 63 2A-I                     30105
 OK            MCCLAIN              LINDSEY NE                        BRIDWELL A 1-28                    30099
 OK            MCCLAIN/GRADY        WATONGA-CHICKASHA                 VERDEN 63 2A-II                    30106
 TX            COLORADO             ENGLEHART                         HUDSON B-1                         30212
 TX            COLORADO             ENGLEHART                         JOHNSON E-2                        30213
 TX            COLORADO             GARWOOD NW                        COCHRAN 2                          30214
 TX            COLORADO             GARWOOD NW                        COCHRAN 3                          30215
 TX            COLORADO             GARWOOD NW                        COCHRAN 4 SWD                      30388
 TX            COLORADO             MUSTANG CREEK                     LEHRER WN 2                        30216
 TX            COLORADO             MUSTANG CREEK                     LEHRER-WRIGHT 1                    30217
 TX            COLORADO             MUSTANG CREEK                     LEHRER-WRIGHT 1                    30387

                                  EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between SHANA PETROLEUM COMPANY, Grantor and SHANA NATIONAL LLC, Grantee

STATE          COUNTY                 PROSPECT                       PROPERTY                 PROPERTY ID
-----     -----------------    ----------------------         ----------------------          -----------
TX             COLORADO        NADA EAST                      MCDERMOTT 4 CW                      30218
TX             COLORADO        NADA EAST                      MCDERMOTT 6 CW SWD                  30219
TX             COLORADO        PAUL                           BAILY TRUST 1                       30222
TX             COLORADO        PAUL                           BAILY J.B. TRUSTEE 2U               30223
TX             COLORADO        PAUL                           C.M. HAWTHORNE 1 (SWD)              30224
TX             COLORADO        PAUL                           HAWTHORNE 2C.                       30225
TX             COLORADO        PROV. CITY NE (NEWFLD)         BASS GAS UNIT 1                     30227
TX             COLORADO        PROVIDENT CITY NE              RAU 2 SWD CHARLES                   30306
TX             COLORADO        PROVIDENT CITY NE              RAU 5                               30307
TX             COLORADO        PROVIDENT CITY NE              RAU-ALLEN 1                         30308
TX             COLORADO        PROVIDENT CITY NE              RAU CHARLES 8                       30389
TX             COLORADO        SALSA                          RASMUSSEN 1                         30317
TX             JACK            TOTO                           LITTLE                              30320
TX             JACK            TOTO                           RISKY-MONTGOMERY                    30325
TX             JACKSON         TOTO                           MITCHELL 1A                         30321
TX             JACKSON         TOTO                           MITCHELL 2B                         30322
TX             JACKSON         TOTO                           MITCHELL 3C                         30323
TX             JACKSON         TOTO                           MITCHELL 4B                         30324
TX             LAVACA          PROVIDENT CITY                 APPLING 1                           30228
TX             LAVACA          PROVIDENT CITY                 BENNER 1 (SWEPI)                    30229
TX             LAVACA          PROVIDENT CITY                 BENNER WILLIAM 1                    30230
TX             LAVACA          PROVIDENT CITY                 IMRIE SELMA 5 (SWEPI)               30232
TX             LAVACA          PROVIDENT CITY                 NEUHAUS EA 1 (SWEPI)                30233
TX             LAVACA          PROVIDENT CITY                 NEUHAUS ET 7 (SWEPI)                30234
TX             LAVACA          PROVIDENT CITY                 NEUHAUS ET 11 (SWEPI)               30235
TX             LAVACA          PROVIDENT CITY                 NEUHAUS ET 13 (SWEPI)               30236
TX             LAVACA          PROVIDENT CITY                 NEUHAUS FW 1                        30237
TX             LAVACA          PROVIDENT CITY                 NEUHAUS FW 1 (SWEPI)                30238
TX             LAVACA          PROVIDENT CITY                 NEUHAUS FW 2                        30239
TX             LAVACA          PROVIDENT CITY                 NEUHAUS FW 2 (SWEPI)                30240
TX             LAVACA          PROVIDENT CITY                 NEUHAUS FW 3                        30241
TX             LAVACA          PROVIDENT CITY                 NEUHAUS FW 3 (SWEPI)                30242
TX             LAVACA          PROVIDENT CITY                 NEUHAUS FW 4                        30243
TX             LAVACA          PROVIDENT CITY                 NEUHAUS FW 4D (SWEPI)               30244
TX             LAVACA          PROVIDENT CITY                 NEUHAUS FW 5 (WIW)                  30245
TX             LAVACA          PROVIDENT CITY                 NEUHAUS FW 6                        30246

                                   EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between SHANA PETROLEUM COMPANY, Grantor and SHANA NATIONAL LLC, Grantee


STATE              COUNTY                  PROSPECT                           PROPERTY                PROPERTY ID
-----          --------------      ------------------------          --------------------------       -----------
 TX               LAVACA                 PROVIDENT CITY               NEUHAUS FW 6L (SWEPI)              30247
 TX               LAVACA                 PROVIDENT CITY               NEUHAUS FW 7                       30248
 TX               LAVACA                 PROVIDENT CITY               NEUHAUS FW 8 (GIW)                 30249
 TX               LAVACA                 PROVIDENT CITY               NEUHAUS FW 9 (WIW)                 30251
 TX               LAVACA                 PROVIDENT CITY               NEUHAUS FW 9 (SWEPI)               30252
 TX               LAVACA                 PROVIDENT CITY               NEUHAUS FW 11D SWD (SWEPI)         30253
 TX               LAVACA                 PROVIDENT CITY               NEUHAUS FW 13 (SWEPI)              30254
 TX               LAVACA                 PROVIDENT CITY               NEUHAUS FW 15                      30255
 TX               LAVACA                 PROVIDENT CITY               NEUHAUS-SANDRA 1                   30257
 TX               LAVACA                 PROVIDENT CITY               PCGU S 1 (SWEPI)                   30258
 TX               LAVACA                 PROVIDENT CITY               PCGU S 4 (SWEPI)                   30259
 TX               LAVACA                 PROVIDENT CITY               PCGU S 5 (SWEPI)                   30260
 TX               LAVACA                 PROVIDENT CITY               PCGU S 6 (SWEPI)                   30261
 TX               LAVACA                 PROVIDENT CITY               PCGU S 13 (SWEPI)                  30262
 TX               LAVACA                 PROVIDENT CITY               PCGU S 14 (SWEPI)                  30263
 TX               LAVACA                 PROVIDENT CITY               PYLE 1                             30264
 TX               LAVACA                 PROVIDENT CITY               PYLE 2-C HB                        30265
 TX               LAVACA                 PROVIDENT CITY               PYLE 2-T HB                        30266
 TX               LAVACA                 PROVIDENT CITY               PYLE 3 HB                          30267
 TX               LAVACA                 PROVIDENT CITY               PYLE 4                             30268
 TX               LAVACA                 PROVIDENT CITY               REXER 2                            30269
 TX               LAVACA                 PROVIDENT CITY               REXER 4                            30270
 TX               LAVACA                 PROVIDENT CITY               ROUSE 5                            30271
 TX               LAVACA                 PROVIDENT CITY               ROUSE S 1 (SWEPI)                  30272
 TX               LAVACA                 PROVIDENT CITY               ROUSE S 2 (SWEPI)                  30273
 TX               LAVACA                 PROVIDENT CITY               ROUSE S 3 (SWEPI)                  30274
 TX               LAVACA                 PROVIDENT CITY               ROUSE S 4 (SWEPI)                  30275
 TX               LAVACA                 PROVIDENT CITY               SCHWARTZ HIRSCH 3 (SWEPI)          30276
 TX               LAVACA                 PROVIDENT CITY               TRAYLOR ALMA 2                     30277
 TX               LAVACA                 PROVIDENT CITY               TRAYLOR ALMA 4                     30278
 TX               LAVACA                 PROVIDENT CITY               TRAYLOR 6                          30279
 TX               LAVACA                 PROVIDENT CITY               TRAYLOR ALMA 7                     30280
 TX               LAVACA                 PROVIDENT CITY               TRAYLOR AV 9 (SWEPI)               30281
 TX               LAVACA                 PROVIDENT CITY               TRAYLOR AV 1                       30282
 TX               LAVACA                 PROVIDENT CITY               TRAYLOR 3                          30283
 TX               LAVACA                 PROVIDENT CITY               TRAYLOR S AV 10 (SWEPI)            30284


                                   EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between SHANA PETROLEUM COMPANY, Grantor and SHANA NATIONAL LLC, Grantee


STATE              COUNTY                  PROSPECT                           PROPERTY                PROPERTY ID
-----          --------------      ------------------------           ------------------------        -----------
 TX            LAVACA               PROVIDENT CITY                    TRAYLOR-MILLER 1                   30285
 TX            LAVACA               PROVIDENT CITY                    TUSA TS 1                          30286
 TX            LAVACA               PROVIDENT CITY                    TUSA TS 2                          30287
 TX            LAVACA               PROVIDENT CITY                    TUSA TS 3                          30288
 TX            LAVACA               PROVIDENT CITY                    TUSA TS 4                          30289
 TX            LAVACA               PROVIDENT CITY                    TUSA TS 7                          30290
 TX            LAVACA               PROVIDENT CITY                    TUSA TS 8                          30291
 TX            LAVACA               PROVIDENT CITY                    TUSA TS 9                          30292
 TX            LAVACA               PROVIDENT CITY                    TUSA JR S 1 (SWEPI) TS             30293
 TX            LAVACA               PROVIDENT CITY                    WALTERS DOROTHY 2                  30294
 TX            LAVACA               PROVIDENT CITY                    WALTERS DOROTHY 3                  30295
 TX            LAVACA               PROVIDENT CITY                    WALTERS 4-C                        30296
 TX            LAVACA               PROVIDENT CITY                    WALTERS 4-T                        30297
 TX            LAVACA               PROVIDENT CITY                    WALTERS DOROTHY 5                  30298
 TX            LAVACA               PROVIDENT CITY                    WALTERS DOROTHY 6                  30299
 TX            LAVACA               PROVIDENT CITY                    WALTERS (MEC) 1                    30300
 TX            LAVACA               PROVIDENT CITY                    WEST 1                             30301
 TX            LAVACA               PROVIDENT CITY                    NEUHAUS FW 14                      30386
 TX            LAVACA               PROVIDENT CITY                    HANCOCK JOHN W SR A-1              30392
 TX            LAVACA               PROVIDENT CITY                    SCHWARTZ HIRSCH #2                 30393
 TX            LAVACA               PROVIDENT CITY                    NEUHAUS FW 11                      30394
 TX            LAVACA               PROVIDENT CITY                    TRAYLOR ALMA 11                    30405
 TX            LAVACA               PROVIDENT CITY                    NEUHAUS F W 2 SWD                  30406
 TX            LAVACA               PROVIDENT CITY NE                 DOW 1-T                            30302
 TX            LAVACA               PROVIDENT CITY NE                 DOW 2                              30303
 TX            LAVACA               PROVIDENT CITY NE                 FRC/LITTLE 1                       30304
 TX            LAVACA               PROVIDENT CITY NE                 FRC/LITTLE 2                       30305
 TX            LAVACA               PROVIDENT CITY NE                 STEINMAN ALFRED A 2                30309
 TX            LAVACA               PROVIDENT CITY NE                 STEINMAN A 3                       30310
 TX            LAVACA               PROVIDENT CITY NE                 STEINMAN A 4                       30311
 TX            LAVACA               PROVIDENT CITY NE                 STEINMAN ALFRED A 5                30312
 TX            LAVACA               PROVIDENT CITY NE                 STEINMAN DEHY SYSTEM               30313
 TX            LAVACA               PROVIDENT CITY NE                 STEINMAN E 2 SWD                   30314
 TX            LAVACA               PROVIDENT CITY NE                 STEINMAN E 4T                      30315
 TX            LAVACA               PROVIDENT CITY NE                 STEINMAN E 3                       30383
 TX            LAVACA               PROVIDENT CITY NE                 RAU CHARLES 2                      30390

                                  EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between SHANA PETROLEUM COMPANY, Grantor and SHANA NATIONAL LLC, Grantee

STATE              COUNTY                  PROSPECT                           PROPERTY                PROPERTY ID
-----          --------------      ------------------------           ------------------------        -----------
 TX            LAVACA              PROVIDENT CITY NE                  STEINMAN COMPRESSOR SITE           30391
 TX            LAVACA              PROVIDENT CITY SO                  HANCOCK B-2                        30340
 TX            MATAGORDA           WADSWORTH                          CORNELIUS A-2                      30326
 TX            MATAGORDA           WADSWORTH                          SAVAGE A-2                         30327
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 17                      30110
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 18                      30111
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 21                      30112
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 24                      30113
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 27F                     30114
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 27H                     30115
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 31                      30116
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 33                      30117
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 38                      30118
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 39                      30119
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 40                      30120
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 41                      30121
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 42                      30122
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 44                      30123
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 46                      30124
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 47                      30125
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 49                      30126
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 52                      30127
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 53                      30128
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 54                      30129
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 55                      30130
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 56                      30131
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 57                      30132
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 59                      30133
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 60                      30134
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 61                      30135
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 64                      30136
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 65                      30137
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 66                      30138
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 67                      30139
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 68                      30140
 TX            NUECES              CHAPMAN RANCH                      CHAPMAN JO 69F                     30141

                                  EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between SHANA PETROLEUM COMPANY, Grantor and SHANA NATIONAL LLC, Grantee


STATE              COUNTY                  PROSPECT                           PROPERTY                PROPERTY ID
-----          --------------      ------------------------           ------------------------        -----------
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 69H                     30142
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 70F                     30143
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 70H                     30144
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 71F                     30145
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 71H                     30146
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 72F                     30147
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 72H                     30148
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 73                      30149
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 73-1                    30150
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 75                      30151
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 76                      30152
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 77                      30153
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 78F                     30154
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 78H                     30155
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 79F                     30156
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 79H                     30157
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 81                      30158
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 82 (WI)                 30159
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 84                      30160
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 85                      30161
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 86                      30162
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 87                      30163
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 89H                     30164
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 94                      30165
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 95                      30166
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 96                      30167
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 98                      30168
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 99                      30169
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 101                     30170
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 102                     30171
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 103                     30172
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 105                     30173
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 106                     30174
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 107                     30175
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 108                     30176
 TX            NUECES               CHAPMAN RANCH                     CHAPMAN JO 114                     30177

                                  EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between SHANA PETROLEUM COMPANY, Grantor and SHANA NATIONAL LLC, Grantee


STATE          COUNTY                      PROSPECT                     PROPERTY               PROPERTY ID
-----          ------                   -------------            ------------------------      -----------
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 115                   30178
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 116                   30179
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 117                   30180
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 118                   30181
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 119                   30182
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 120                   30183
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 121                   30184
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 122                   30185
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 123                   30186
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 124                   30187
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 125                   30188
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 126                   30189
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 127                   30190
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 128                   30191
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 129                   30192
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 130C                  30193
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 130T                  30194
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 131                   30195
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 133C                  30196
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 133T                  30197
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 134                   30198
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 135                   30199
TX             NUECES                   CHAPMAN RANCH            CHAPMAN RANCH 1-73               30200
TX             NUECES                   CHAPMAN RANCH            CHAPMAN RANCH 1-74               30201
TX             NUECES                   CHAPMAN RANCH            CHAPMAN RANCH 1-116              30202
TX             NUECES                   CHAPMAN RANCH            CHAPMAN RANCH 1-37               30203
TX             NUECES                   CHAPMAN RANCH            CHAPMAN RANCH 1-80               30204
TX             NUECES                   CHAPMAN RANCH            CHAPMAN RANCH 2-37               30205
TX             NUECES                   CHAPMAN RANCH            CHAPMAN RANCH 2-74               30206
TX             NUECES                   CHAPMAN RANCH            CHAPMAN RANCH 2-80               30207
TX             NUECES                   CHAPMAN RANCH            CHAPMAN RANCH 3-80C              30208
TX             NUECES                   CHAPMAN RANCH            CHAPMAN RANCH 3-80T              30209
TX             NUECES                   CHAPMAN RANCH            CHAPMAN RANCH 74-8               30210
TX             NUECES                   CHAPMAN RANCH            CHAPMAN RANCH B 5-74             30211
TX             NUECES                   CHAPMAN RANCH            CHAPMAN MAIN TANK BATTERY        30399
TX             NUECES                   CHAPMAN RANCH            CHAPMAN JO 132                   30404
TX             NUECES                   CHAPMAN RANCH            DE GARZA JG 9                    30318
TX             NUECES                   CHAPMAN RANCH            DE GARZA JG 10                   30319

                                  EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between SHANA PETROLEUM COMPANY, Grantor and SHANA NATIONAL LLC, Grantee


STATE          COUNTY                   PROSPECT                    PROPERTY                   PROPERTY ID
-----          ------                   --------                 --------------                -----------
 TX            UNKNOWN                  NONE                     MADEWELL H.E.                    30221
 TX            WEBB                     BRISCOE                  HUGHES RANCH 2                   30108
 TX            WEBB                     BRISCOE                  HUGHES RANCH 3                   30109
 TX            WEBB                     BRISCOE                  HUGHES RANCH 1                   30107
 TX            WHARTON                  PINHOOK                  HANCOCK 1                        30398

                                   EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between SHANA PETROLEUM COMPANY, Grantor and SHANA NATIONAL LLC, Grantee

                              NAVIDAD COMPRESSORS


STATE              COUNTY                  PROSPECT                            LEASE                  PROPERTY ID
-----          --------------      ------------------------           ------------------------        -----------
 LA            LIVINGSTON          LOCKHART CROSSING                  UNIT #1026                         91026
 LA            LIVINGSTON          LOCKHART CROSSING                  UNIT #1034                         91034
 LA            LIVINGSTON          LOCKHART CROSSING                  UNIT #1035                         91035
 LA            LIVINGSTON          LOCKHART CROSSING                  UNIT #1036                         91036
 LA            LIVINGSTON          LOCKHART CROSSING                  UNIT #1037                         91037
 TX            COLORADO            ENGLEHART                          UNIT #1014                         91014
 TX            COLORADO            ENGLEHART                          UNIT #1021                         91021
 TX            COLORADO            ENGLEHART                          UNIT #1022                         91022
 TX            COLORADO            GARWOOD NW                         UNIT #1031                         91031
 TX            COLORADO            N E PROVIDENT CITY                 UNIT #1002                         91002
 TX            COLORADO            N E PROVIDENT CITY                 UNIT #1011                         91011
 TX            COLORADO            N E PROVIDENT CITY                 UNIT #1012                         91012
 TX            COLORADO            N E PROVIDENT CITY                 UNIT #1017                         91017
 TX            COLORADO            PAUL                               UNIT #1009                         91009
 TX            JACKSON             TOTO                               UNIT #1003                         91003
 TX            JACKSON             TOTO                               UNIT #1028                         91028
 TX            LAVACA              PROVIDENT CITY                     UNIT #1004                         91004
 TX            LAVACA              PROVIDENT CITY                     UNIT #1005                         91005
 TX            LAVACA              PROVIDENT CITY                     UNIT #1006                         91006
 TX            LAVACA              PROVIDENT CITY                     UNIT #1010                         91010
 TX            LAVACA              PROVIDENT CITY                     UNIT #1013                         91013
 TX            LAVACA              PROVIDENT CITY                     UNIT #1015                         91015
 TX            LAVACA              PROVIDENT CITY                     UNIT #1016                         91016
 TX            LAVACA              PROVIDENT CITY                     UNIT #1020                         91020
 TX            LAVACA              PROVIDENT CITY                     UNIT #1023                         91023
 TX            LAVACA              PROVIDENT CITY                     UNIT #1024                         91024
 TX            LAVACA              PROVIDENT CITY                     UNIT #1027                         91027
 TX            LAVACA              PROVIDENT CITY                     UNIT #1029                         91029
 TX            LAVACA              PROVIDENT CITY                     UNIT #1030                         91030
 TX            LAVACA              PROVIDENT CITY                     UNIT #1032                         91032
 TX            NUECES              CHAPMAN RANCH                      UNIT #1001                         91001
 TX            NUECES              CHAPMAN RANCH                      UNIT #1007                         91007
 TX            NUECES              CHAPMAN RANCH                      UNIT #1008                         91008
 TX            NUECES              CHAPMAN RANCH                      UNIT #1018                         91018
 TX            NUECES              CHAPMAN RANCH                      UNIT #1025                         91025
 TX            NUECES              CHAPMAN RANCH                      UNIT #1033                         91033
 TX            NUECES              PROVIDENT CITY                     UNIT #1019                         91019


                                                              September 12, 2001

Shana National LLC
c/o Icahn Associates Corp.
767 Fifth Avenue-47th Floor
New York, NY 10153

Ladies and Gentlemen:

The undersigned, Shana Petroleum Company, has by separate conveyance, transferred all of its operating assets to you and, as consideration therefore, hereby issue to Shana Petroleum Company 100% of the membership interests in Shana National LLC.

Very truly yours,
Shana Petroleum Company

By: /s/ EDWARD E. MATTNER
    -------------------------------

Acknowledged and Agreed:
Shana National LLC
By Shana Petroleum Company

By: /s/ EDWARD E. MATTNER
    -------------------------------

The undersigned, the sole stockholder of Shana Petroleum Company does hereby consent, approve and agree to the transfer by Shana Petroleum Company of all of its assets to Shana National LLC, in return for 100% of the membership interests in Shana National LLC, a Delaware limited liability company.

Astral Gas Corp.

By: /s/ EDWARD E. MATTNER
    -------------------------------